POWERSHARES ACTIVELY MANAGED EXCHANGE-TRADED COMMODITY FUND TRUST

SUPPLEMENT DATED DECEMBER 4, 2015 TO THE

SUMMARY PROSPECTUS DATED NOVEMBER 4, 2014 OF:

PowerShares DB Optimum Yield Diversified Commodity Strategy Portfolio

Effective immediately, Kevin Baum is no longer a Portfolio Manager of the Fund. Accordingly, on page 4, the table within the section titled “Management of the Fund – Portfolio Managers” is deleted and replaced with the following:

“Name	Title with Adviser/Trust	Date Began Managing the Fund

Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception

Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	Since Inception”

Please Retain This Supplement for Future Reference.

P-PDBC-SUMPRO-1 SUP-1 120415